Exhibit 99.2 Second Quarter FY 2021 Results November 5th, 2020

Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, EPS, and free cash flow; the Company’s ability to adapt to and perform well in the current changing disrupted environment, including ensuring the health and safety of employees and maintain business continuity; anticipated inventory reductions; the Company’s ability to have a disciplined capital allocation strategy, reduce debt and create value; the expected market share and consumption trends for the Company’s brands; and the Company’s disciplined capital allocation strategy. Words such as “trend,” “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of the COVID-19 pandemic, including on economic and business conditions, government actions, consumer trends, retail management initiatives, and disruptions to the distribution and supply chain; competitive pressures; unexpected costs or liabilities; the financial condition of the Company’s suppliers and customers; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2020. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our November 5, 2020 earnings release in the “About Non-GAAP Financial Measures” section. SECOND QUARTER FY 21 RESULTS 2

Agenda for Today’s Discussion I. Strategic Priorities II. Financial Overview III. Performance Highlights IV.FY 21 Outlook SECOND QUARTER FY 21 RESULTS 3

I. Strategic Priorities SECOND QUARTER FY 21 RESULTS

Strategy in Place for Value Creation  Brand-Building designed to grow categories and connect with consumers Long-Term Strategy  Strategy and tactics performing well in disrupted environment  Continuity plans continue to protect service levels Business Continuity  Investing in inventory has paid off in challenged supply environment  Pivoted marketing efforts and returned to normalized investment levels Agile Marketing  Benefited from investments in winning channels wherever consumers shop Financial Profile &  Solid financial profile and cash flow generation Cash Flow  Continued focus on debt reduction in Q2 Strategic Priorities Remain Intact SECOND QUARTER FY 21 RESULTS 5

II. Financial Overview SECOND QUARTER FY 21 RESULTS

Key Financial Results for Second Quarter and 1H FY 21 Performance FY 21 FY 20 Revenue of $237.4 million, down slightly vs. PY (0.3%) (1) on an organic basis 4.6% $237.4 $238.1 14.7% Q2 $80.7 $77.1 $0.78 $0.68 (3) (3) Revenue Adjusted EBITDA Adjusted EPS Adjusted EBITDA(3) of $80.7 up 5% versus PY (0.7%) $466.8 $470.2 8.4% $168.3 $155.2 23.3% 1H Adjusted EPS(3) of $0.78 up 15% versus PY $1.64 $1.33 (3) (3) Revenue Adjusted EBITDA Adjusted EPS Dollar values in millions, except per share data. SECOND QUARTER FY 21 RESULTS 7

FY 21 Second Quarter and 1H Consolidated Financial Summary 3 Months Ended 6 Months Ended 1H Comments  Organic Revenue(1) down slightly vs. PY – Broad & diverse portfolio offset consumption headwinds in COVID-19 disrupted categories – Triple-digit eCommerce consumption growth as consumers continue to shift online  Adjusted Gross Margin(3) of 58.2% up slightly vs. PY  A&M of 14.2% of Revenue – Q2 investment returned to normalized levels, as expected  G&A dollars down vs. PY  Adjusted EPS(3) up 23.3% vs. PY Dollar values in millions, except per share data SECOND QUARTER FY 21 RESULTS 8

Industry Leading Free Cash Flow Trends Free Cash Flow(3) Comments Q2 FY 21 Q2 FY 20 1H FY 21 1H FY 20  Total 1H FY 21 Free Cash Flow of $115.7 million up 18.0% vs. PY 18.0% – Q2 Free Cash Flow down slightly vs. PY due to CapEx timing, as expected $115.7  (3) $98.0 Net Debt at September 30 of $1.5 billion ; leverage ratio(4) of 4.3x at end of Q2 (8.7%) – $74 million of debt paydown in Q2 $43.1 $47.2 – Over $100 million remaining availability on existing credit lines as of September 30 Adj. Free Cash Flow Adj. Free Cash Flow Dollar values in millions SECOND QUARTER FY 21 RESULTS 9

III. Performance Highlights SECOND QUARTER FY 21 RESULTS

Pandemic Efforts Enabling Strong Performance Workforce Supply Base Service Prioritize health & Working closely with Continued focus safety while staffing suppliers in dynamic on service to appropriately environment retailers SECOND QUARTER FY 21 RESULTS 11

Diverse Portfolio Positioned To Benefit From Changing Environment Total Sales by Category Consumers Seeking Trusted Brands Oral Care Women’s Dermatologicals 10% Health 10% Increased consumer focus on self-care and hygiene 26% Cough / Cold 11% Accelerated trend towards shopping online 12% Eye & Ear Care 18% 12% GI Analgesics Continuing to benefit from investments and diverse positioning Note: Sales reflect FY 20; Excludes other OTC (less than 1%). SECOND QUARTER FY 21 RESULTS 12

Winning in Consumer Shift to Online eCommerce as a % Retail Sales Online Tools Increase Consumer +122% Conversion  Growing eCommerce trend continued into Q2 Consumers Continue to – Robust growth across all eCommerce partners Seek Treat at  Long-term focus and heavy investment on Home eCommerce channel paying dividends Remedies  Many brands in portfolio hold market share at or above offline channels SECOND QUARTER FY 21 RESULTS 13

Prestige Adapting to Win in Real-Time Active Wash Date Night An “Amazon’s Choice” Simply Sensitive  Engaging customers through campaigns both in-store and online  Consumer brand promise: Brighter, whiter, and more comfortable  Investment in current initiatives leading to strong momentum  New campaign across all key touchpoints: TV, Social, YouTube, Web Agile Marketing Strategy Leading to Portfolio Growth SECOND QUARTER FY 21 RESULTS 14

IV. FY 21 Outlook SECOND QUARTER FY 21 RESULTS

Outlook: Staying the Strategic Course to Create Value

Top Line Trends

- Business and strategy remain well-positioned in changing environment
- Market share solid and growing during pandemic environment
- Anticipate FY 21 Reported Revenue of ~$925 million
  - Expect similar dollar performance to 1H; cough, cold, and travel remain under pressure

EPS

- Anticipate FY 21 EPS[5] of ~$3.18
- Strong financial profile leading to increased profitability

Free Cash Flow & Allocation

- Anticipate FY 21 Free Cash Flow[6] at or above $207 million generated in FY 20
- Continue to execute disciplined capital allocation strategy
- Remain focused on debt reduction

Prestige Consumer HEALTHCARE
SECOND QUARTER FY 21 RESULTS
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Q&A SECOND QUARTER FY 21 RESULTS

Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated November 5, 2020 in the “About Non-GAAP Financial Measures” section. (2) Total company consumption is based on domestic IRI multi-outlet + C-Store retail sales for the period ending October 4, 2020, retail sales from other 3rd parties for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) Adjusted EPS, Adjusted Gross Margin, Adjusted Operating Income, EBITDA, EBITDA Margin, Free Cash Flow and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated November 5, 2020 in the “About Non-GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Adjusted EPS for FY 21 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS plus adjustments relating to discrete income tax items. (6) Adjusted Free Cash Flow for FY 21 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. SECOND QUARTER FY 21 RESULTS 18

Reconciliation Schedules Organic Revenue Change Three Months Ended September 30, Six Months Ended September 30, 2020 2019 2020 2019 (In Thousands) GAAP Total Revenues $ 237,422 $ 238,069 $ 466,816 $ 470,223 Revenue Change (0.3%) (0.7%) Adjustments: Impact of foreign currency exchange rates - 624 - (729) Total adjustments $ - $ 624 $ - $ (729) Non-GAAP Organic Revenues $ 237,422 $ 238,693 $ 466,816 $ 469,494 Non-GAAP Organic Revenue Change (0.5%) (0.6%) Adjusted Gross Margin Three Months Ended September 30, Six Months Ended September 30, 2020 2019 2020 2019 (In Thousands) GAAP Total Revenues $ 237,422 $ 238,069 $ 466,816 $ 470,223 GAAP Gross Profit $ 137,661 $ 136,751 $ 271,529 $ 270,818 GAAP Gross Profit as a Percentage of GAAP Total Revenue 58.0% 57.4% 58.2% 57.6% Adjustments: Transition and other costs associated with new warehouse(a) - 1,407 - 1,407 Total adjustments - 1,407 - 1,407 Non-GAAP Adjusted Gross Margin $ 137,661 $ 138,158 $ 271,529 $ 272,225 Non-GAAP Adjusted Gross Margin as a Percentage of GAAP Total Revenues 58.0% 58.0% 58.2% 57.9% a) Items related to new warehouse represent costs to transition to the new warehouse and duplicate costs incurred during the transition. SECOND QUARTER FY 21 RESULTS 19

Reconciliation Schedules (Continued) Adjusted EBITDA Margin Three Months Ended September 30, Six Months Ended September 30, 2020 2019 2020 2019 (In Thousands) GAAP Net Income $ 44,589 $ 33,252 $ 88,295 $ 67,177 Interest expense, net 21,266 24,477 43,207 49,497 Provision for income taxes 7,307 10,760 21,769 22,885 Depreciation and amortization 7,551 7,222 15,018 14,283 Non-GAAP EBITDA 80,713 75,711 168,289 153,842 Non-GAAP EBITDA Margin 34.0% 31.8% 36.1% 32.7% Adjustments: Transition and other costs associated with new warehouse in Cost of Goods Sold (a) - 1,407 - 1,407 Total adjustments - 1,407 - 1,407 Non-GAAP Adjusted EBITDA $ 80,713 $ 77,118 $ 168,289 $ 155,249 Non-GAAP Adjusted EBITDA Margin 34.0% 32.4% 36.1% 33.0% a) Items related to new warehouse represent costs to transition to the new warehouse and duplicate costs incurred during the transition. SECOND QUARTER FY 21 RESULTS 20

Reconciliation Schedules (Continued) Adjusted Net Income & Adjusted EPS Three Months Ended September 30, Six Months Ended September 30, 2020 2019 2020 2019 Net Net Net Net Income EPS Income EPS Income EPS Income EPS (In Thousands, except per share data) GAAP Net Income $ 44,589 $ 0.88 $ 33,252 $ 0.65 $ 88,295 $ 1.74 $ 67,177 $ 1.31 Adjustments: Transition and other costs associated with new warehouse in Cost of Goods Sold (a) - - 1,407 0.03 - - 1,407 0.03 Tax impact of adjustments (b) - - (344) (0.01) - - (344) (0.01) Normalized tax rate adjustment (c) (5,106) (0.10) - - (5,106) (0.10) - - Total Adjustments (5,106) (0.10) 1,063 0.02 (5,106) (0.10) 1,063 0.02 Non-GAAP Adjusted Net Income and Adjusted EPS $ 39,483 $ 0.78 $ 34,315 $ 0.68 $ 83,189 $ 1.64 $ 68,240 $ 1.33 a) Items related to new warehouse represent costs to transition to the new warehouse and duplicate costs incurred during the transition. b) The income tax adjustments are determined using applicable rates in the taxing jurisdictions in which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the specific nature of the specific Non-GAAP performance measure. c) Income tax adjustment to adjust for discrete income tax items. SECOND QUARTER FY 21 RESULTS 21

Reconciliation Schedules (Continued) Adjusted Free Cash Flow Three Months Ended September 30, Six Months Ended September 30, 2020 2019 2020 2019 (In Thousands) GAAP Net Income $ 44,589 $ 33,252 $ 88,295 $ 67,177 Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 11,374 14,039 29,775 28,896 Changes in operating assets and liabilities as shown in the Statement of Cash Flows (3,824) 2,932 9,223 6,927 Total adjustments 7,550 16,971 38,998 35,823 GAAP Net cash provided by operating activities 52,139 50,223 127,293 103,000 Purchase of property and equipment (9,066) (3,866) (11,619) (5,822) Non-GAAP Free Cash Flow 43,073 46,357 115,674 97,178 Transition and other payments associated with new warehouse (a) - 810 - 810 Non-GAAP Adjusted Free Cash Flow $ 43,073 $ 47,167 $ 115,674 $ 97,988 a) Payments related to new warehouse represent costs to transition to the new warehouse and duplicate costs incurred during transition. SECOND QUARTER FY 21 RESULTS 22

Reconciliation Schedules (Continued) Projected EPS Projected FY'21 GAAP EPS $ 3.28 Adjustments: Normalized tax rate adjustment for discrete income tax items (a) (0.10) Total Adjustments (0.10) Projected Non-GAAP Adjusted EPS $ 3.18 a) Income tax adjustment to adjust for discrete income tax items. Projected Free Cash Flow (In millions) Projected FY'21 GAAP Net Cash provided by operating activities $ 232 Additions to property and equipment for cash (25) Projected Non-GAAP Adjusted Free Cash Flow $ 207 SECOND QUARTER FY 21 RESULTS 23